                                                                    EXHIBIT 3.25

                                                                           FILED
                                                                           10 AM
                                                                     MAY 18 1984

                                                                     [SIGNATURE]

                          CERTIFICATE OF INCORPORATION

                                       OF

                           WESTERN WHEEL CORPORATION

                                    * * * * *

         1. The name of the corporation is

                            WESTERN WHEEL CORPORATION

         2. The address of its registered office in the State of Delaware is No. 100 West Tenth Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

         4. The total number of shares of stock which the corporation shall have authority to issue is one thousand (1,000) and the par value of each of such shares is One Dollar ($1,00) amounting in the aggregate to One Thousand Dollars ($1,000,00).

         5. The name and mailing address of each incorporator is as follows:

    NAME                             MAILING ADDRESS
    ----                             ---------------
D. A. Hampton                   100 West Tenth Street
                                Wilmington, Delaware 19801

C. V. Bolen                     100 West Tenth Street,
                                Wilmington, Delaware 19801

K. L. Husfelt                   100 West Tenth Street,
                                Wilmington, Delaware 19801

         6. The corporation is to have perpetual existence.

         7. In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the corporation.

         8. Elections of directors need not be by written ballot unless the by-laws of the corporation shall so provide.

         Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at such place or places as may be designated from time to tine by the board of directors or in the by-laws of the corporation.

         Whenever a compromise or arrangement Is proposed between this corporation and its creditors or any class of them and/or between this corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case Bay be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this corporation, as the case may be, and also on this corporation.

         9. The corporation reserves the right to amend, alter, change or repeal any provision contained in this certificate of incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

         WE, THE UNDERSIGNED, being each of the incorporators hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, hereby declaring and certifying that this is our act and deed and the facts herein stated are true, and accordingly have hereunto set our hands this 18th day of May, 1984.

                                                /s/ D. A. HAMPTON
                                             -------------------------
                                                    D. A. HAMPTON

                                                /s/ C. V. BOLEN
                                             --------------------------
                                                    C. V. BOLEN

                                                /s/ K. L. HUSFELT
                                             --------------------------
                                                    K. L. HUSFELT

   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 10:20 AM 09/28/1990
902745105 - 901796

                              CERTIFICATE OF MERGER

                                       OF

                            WESTERN WHEEL CORPORATION
                            (a Delaware corporation)

                                      INTO

                                HM HOLDINGS, INC.
                            (a Delaware corporation)

                            Under Section 251 of the
                           General Corporation Law of
                              The State of Delaware

         Pursuant to Section 251 of the General Corporation Law of the State of Delaware, HM HOLDINGS, INC., a Delaware corporation, hereby certifies the following information relating to the merger of WESTERN WHEEL CORPORATION, a Delaware corporation, with and into HM HOLDINGS, INC. (the "Merger").

         1. The names and states of incorporation of HM HOLDINGS, INC. and WESTERN WHEEL CORPORATION, which are the constituent corporations in this Merger (the "Constituent Corporations"), are:

         Name                            State
         ----                            -----
HM HOLDINGS, INC.                       Delaware
WESTERN WHEEL CORPORATION               Delaware

         2. The Agreement and Plan of Merger, dated as of September 28, 1990 (the "Merger Agreement"), among WESTERN WHEEL CORPORATION, HM HOLDINGS, INC., and certain other direct and indirect subsidiaries of HM HOLDINGS, INC., setting forth the terms and conditions of the Merger, has been approved,

         7. The Merger shall become effective on September 29, 1990, as specified in the Merger Agreement.

         IN WITNESS WHEREOF, this Certificate of Merger has been executed as of the 28th day of September, 1990.

                                        HM HOLDINGS, INC.

                                        By: /s/ [ILLEGIBLE]
                                            ------------------------
                                            Vice President

ATTEST:

/s/ Steven C. Barre
------------------------
Steven C. Barre
Assistant Secretary

                                                           STATE OF DELAWARE
                                                           SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 04:30 PM 02/28/1992
                                                           92059524 - 2035698

                       CERTIFICATE OF CORRECTION FILED TO
                   CORRECT A CERTAIN ERROR IN THE CERTIFICATE
                   OF MERGER OF WESTERN WHEEL CORPORATION INTO
                    HM HOLDINGS, INC. FILED IN THE OFFICE OF
                      THE SECRETARY OF STATE OF DELAWARE ON
                               SEPTEMBER 28, 1990

                  HM HOLDINGS, INC., a corporation organized and existing under any by virtue of the General Corporation Law of the State of Delaware:

                  DOES HEREBY CERTIFY:

                  1. The name of the corporation is HM HOLDINGS, INC.

                  2. A Certificate of Merger was filed by HM HOLDINGS, INC. with the Secretary of State of Delaware on September 28, 1990 and that said certificate requires correction as permitted by subsection (f) of section 103 of The General Corporation Law of the State of Delaware.

                  3. The inaccuracy or defect of said certificate to be corrected is as follows: Western Wheel Corporation, a Delaware corporation, is not a subsidiary of HM HOLDINGS, INC. HM HOLDINGS, INC. formerly had a subsidiary Western Wheel, Inc., a California corporation, which was dissolved on October 29, 1962.

                  4. The Certificate or Merger is to be declared null and void and eliminated in its entirety.

                  IN WITNESS WHEREOF, said HM HOLDINGS, INC. has caused this certificate to be signed by its Vice President and attested by its Assistant Secretary this 28th day February, 1992.

                                                         HM HOLDINGS, INC.

                                                         By: /s/ [ILLEGIBLE]
                                                             ---------------
                                                             Vice President

ATTEST:

By: /s/ [ILLEGIBLE]
    ------------------
    Assistant Secretary

   STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:00 PM 07/20/1994
  944133984 - 2035698

                            CERTIFICATE OF AMENDMENT

                                     TO THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                            WESTERN WHEEL CORPORATION

         WESTERN WHEEL CORPORATION, a corporation organized and existing under the General Corporation Law, DOES HEREBY CERTIFY:

         FIRST: The original certificate of incorporation was filed on May 18, 1984, with the Secretary of State of the Delaware.

         SECOND: The amendment to the certificate of incorporation set forth herein was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law.

         THIRD: Article 1 of the certificate of incorporation is hereby amended to read in its entirety as follows:

               1. The name of the corporation is:

                   HAYES WHEELS INTERNATIONAL-CALIFORNIA, INC.

         FOURTH: The certificate of incorporation is further amended to add thereto Article 10, to read as follows:

              10. A director of the corporation shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director except for liability (i) for any breach of the director's duty of loyalty so the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve Intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law, or (iv) for any transaction from which the director derived any improper personal benefit.

         IN WITNESS WHEREOF, WESTERN WHEEL CORPORATION has caused this certificate to be signed by R. Cucuz, its Chairman of the Board of Directors, and attested by BARRY J. MILLER, its Assistant Secretary, this 20th day of July 1994.

                                        WESTERN WHEEL CORPORATION

                                        By: /s/ R. Cucuz
                                            ----------------------------------
                                            R. Cucuz
                                            Chairman of the Board of Directors

ATTEST:

/s/ Barry J. Miller
------------------------
Barry J. Miller
Assistant Secretary

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 10:00 AM 02/09/1998
                                                           981050629 - 2035698

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                 HAYES WHEELS INTERNATIONAL - CALIFORNIA, INC.

         HAYES WHEELS INTERNATIONAL - CALIFORNIA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST: The Corporation's Certificate of Incorporation was filed on May 18,1984, with the Secretary of State of the State of Delaware.

         SECOND: The amendment to the Certificate of Incorporation set forth herein was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         THIRD: ARTICLE FIRST of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

              FIRST:     The name of the Corporation is HAYES LEMMERZ
         INTERNATIONAL-CALIFORNIA, INC.

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed in its name and on its behalf and attested on this 7th day of January, 1998 by duly authorized officers of the Corporation.

                                        HAYES WHEELS INTERNATIONAL-
                                        CALIFORNIA, INC.

                                        By: /s/ William D. Shovers
                                            ---------------------------
                                            Name:  William D. Shovers
                                            Title: Vice President - Finance

ATTEST:

By: /s/ Patrick B. Carey
    ------------------------
    Name:  Patrick B. Carey
    Title: Assistant Secretary

    STATE OF DELAWARE
   SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:30 PM 07/12/2001
   010338586 - 2035698

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                  HAYES LEMMERZ INTERNATIONAL-CALIFORNIA, INC.

         HAYES LEMMERZ INTERNATIONAL - CALIFORNIA, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

         FIRST: The Corporation's Certificate of Incorporation was filed on May 18, 1984, with the Secretary of the State of Delaware.

         SECOND: The amendment to the Certificate of Incorporation set forth herein was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         THIRD: ARTICLE FOURTH of the Certificate of Incorporation is hereby amended to read in its entirety as follows:

              4. The total number of shares of stock which the corporation shall have authority to issue is ten thousand (10,000) and the par value of such shares is One Dollar ($ 1.00) amounting in the aggregate to Ten Thousand Dollars ($ 10,000.00).

         IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed in its name and on its behalf and attested on this 1st day of July, 2001 by duly authorized officers of the Corporation.

                                        HAYES LEMMERZ INTERNATIONAL-
                                        CALIFORNIA, INC.

                                        By: /s/ William D. Shovers
                                            -----------------------------
                                            Name:  William D. Shovers
                                            Title: Vice President

ATTEST:

By: /s/ Patrick B. Carey
    --------------------------
    Name:  Patrick B. Carey
    Title: Secretary